UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

Pelthos Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41964	86-3335449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Stirrup Creek Drive, Suite 110 Durham, NC	27703
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (919) 908-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTHS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 17, 2025, Pelthos Therapeutics Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the three proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Definitive Proxy Statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on November 25, 2025 (the “Proxy Statement”).

As of the close of business on November 24, 2025, the record date for the Annual Meeting, 3,086,681 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were issued, outstanding and entitled to vote. Holders of shares of Common Stock were entitled to one vote per share for each share of Common Stock. Stockholders holding an aggregate of 2,528,857 votes were present at the Annual Meeting, in person or represented by proxy, which number constituted a quorum.

Proposal 1 - The seven (7) nominees named in the Proxy Statement were elected at the Annual Meeting to serve as the Company’s directors until the Company’s 2026 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. The final voting results with respect to the election of each such nominee were as follows:

Nominee	For	Withheld
Peter Greenleaf	2,250,631	92
Richard Baxter	2,250,670	53
Todd Davis	2,249,001	1,722
Ezra Friedberg	2,250,670	53
Dr. Richard Malamut	2,250,171	552
Matthew Pauls	2,248,962	1,761
Scott Plesha	2,250,426	297

There were 278,134 broker non-votes with respect to each such nominee for the first proposal.

Proposal 2 - The proposal to waive the limit on the number of shares of Common Stock that may be issued to the holders of the Company’s senior secured convertible notes, as required by NYSE American LLC, was approved by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
2,247,248	3,474	1

There were 278,134 broker non-votes with respect to the second proposal.

Proposal 3 - The appointment of CBIZ CPAs P.C. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 was ratified by the Company’s stockholders. The final voting results were as follows:

For	Against	Abstain
2,509,765	19,091	1

There were 0 broker non-votes with respect to the third proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2025	Pelthos Therapeutics Inc.

	By:	/s/ Francis Knuettel II
		Name:	Francis Knuettel II
		Title:	Chief Financial Officer